UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 8, 2021

Sunrun Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2021, a wholly owned subsidiary of Sunrun Inc. (the “Company”) entered into an amendment (the “Amendment”) to a syndicated, senior secured credit facility which was entered into with various lenders on April 20, 2021 and was first amended on May 5, 2021 (as amended, the “Credit Facility”). The Credit Facility was filed on August 5, 2021 as Exhibits 10.20 and 10.30 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021. The Credit Facility had commitments of $800 million, is non-recourse to the Company and is secured by net cash flows from power purchase agreements and leases available to the borrower after distributions to tax equity investors and payment of certain operating, maintenance and other expenses, and matures on April, 20, 2025.

The Amendment amends certain terms of the Credit Facility, including:

•reducing the interest rate (i) for the period from the date of the Amendment to April 20, 2024 from the applicable index (LIBOR or SOFR) + 250 basis points to the applicable index + 200 basis points and (ii) for the period from and after April 20, 2024, from the applicable index + 350 basis points to the applicable index + 300 basis points; and

•increasing total loan commitments available by $1,000,000,000, bringing the total commitments to $1,800,000,000.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele General Counsel

Date: October 12, 2021